of Turkey
of Natural Resources (LOGO)

Republic of Turkey
Ministry of Energy and Natural Resources
General Directory of Mining Affairs

(LOGO)

№ 15245

-2 Temmuz 2012

SOĞUK DAMGA VARDIR

Licences /certificates of General and Detailed Exploration are not valid, without General Directorate's visa, for that period.

BEYOĞLU YİRMİSEKİZİNCİ NOTERLİĞİ
Hüsrev Gerede Cd.No: 125/1 Teşvikiye
Tel: 236 16 09 - 261 34 36 - İST.

: GÜMÜŞHANE
: MERKEZ

UMBER :201200505
ROUP : IV. GROUP
OM :April 30, 2012
TIL : April 30, 2019
UMBER : 3287409
ECTARES : 125 HECTARES
TAGE : 1 year Pre-Exploration+2 years General Exp.+4 years Detailed Exp.
OLDER : Aslanay Mining Trade and Ind. Limited Co.
R :
E & NUMBER : Mecidiyeköy Tax Office 890521431
: Emirhan Cad. Naki Cendere Ap. N:88/4 Beşiktaş / Istanbul / Turkey

Sections of large map: H42b2

Rank No.	Y	X	Sec. No.	Rank No.	Y	X
1	537000	4474000				
2	536000	4474000				
3	536000	4475250				
4	537000	4475250				


N
1
2
3
4
63

Scale: 1/20000

On behalf of Minister of Energy and Natural Resources
Ahmet ALSAÇ
President of the Department
(signature)

June 18,2012 Mining Technician: Mehmet Yalçın (signature)

June 18,2012 Department Supervisor: M. Bülent Özçelik (signature)

- On this licence: Public institutions and organizations are referring to the raw material, there may be a permissions granted on behalf of and permissions, I made information about the work they can do.

<u>Crossed area with this property for searching:</u> Area of General Directorate of Mineral Research and Exploration Number 62 for Aluminium.

Licence Stage	Valid From	Valid Thru	Approval
General Exploration	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 1. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 2. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 3. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 4. Year	......./....../201...	......./....../201...	......./....../201...

T.C.
ENERJİ VE
TABİİ KAYNAKLAR
BAKANLIĞI

№ 15245

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup ARAMA RUHSATI

Genel Arama ve Detay Arama Dönemleri Genel Müdürlükçe vize edilmemiş ruhsatlar/sertifikalar bu dönemler için geçersizdir.

İLİ : GÜMÜŞHANE
İLÇESİ : MERKEZ
KÖYÜ :
RUHSAT NUMARASI : 201200505
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 30.04.2012
RUHSATIN BİTİM TARİHİ : 30.04.2019
ERİŞİM NUMARASI : 3287409
RUHSAT ALANI : 125 Hektar
RUHSAT SAFHASI : Ön Arama Dönemi(1yıl)+Genel Arama Dönemi(2yıl)+Detay Arama Dönemi(4yıl)
RUHSAT SAHİBİ : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :
VERGİ DAİRE VE NO : Mecidiyeköy V.D. 890521431
ADRES : EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL


N
3
4
2
1

Ölçek : 1/20000
Çıktı MapInfo Yazılımı ile üretilmiştir

PAFTALAR : h42b2

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	537000	4474000												
1	2	536000	4474000												
1	3	536000	4475250												
1	4	537000	4475250												

ENERJİ VE TABİİ KAYNAKLAR
BAKANI'a
Ahmet ALSAÇ
Daire Başkanı

MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ 1963

18/06/ 2012 Mad.Tek : Mehmet YALÇIN

18/6/ 2012 B.Srm : M.Bülent ÖZÇELİK

- Bu ruhsat alanı üzerinde: Kamu Kurum ve Kuruluşları adına verilmiş veya verilecek hammadde izinleri olabileceği ve bu izinlere istinaden çalışma yapabilecekleri konusunda bilgi edindim.

BU SAHA İLE GİRİŞEN BULUCULUK SAHALARI

▲M.T.A. GENEL MÜDÜRLÜĞÜ 62 bul. nolu Aliminyum buluculuk sahasi

Ruhsat Safhası:	Başlangıç Tarihi:	Bitiş Tarihi:	Onay:
Genel Arama	...../...../201..	...../...../201..	
Detay Arama 1. Yıl	...../...../201..	...../...../201..	
Detay Arama 2. Yıl	...../...../201..	...../...../201..	
Detay Arama 3. Yıl	...../...../201..	...../...../201..	
Detay Arama 4. Yıl	...../...../201..	...../...../201..	

TASDİK ŞERHİ
(5 Ekim 1961 Tarihli Lahey Sözleşmesi)

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

1- Ülke TÜRKİYE - LA TURQUIE
İşbu resmi belge
2- Özge ŞAHİN tarafından imzalanmıştır.
3- İmzalayanın sıfatı 2. Derece İmza Yetkilisi'dır
4- Beyoğlu 28.Noterliği
'nin mühür/damgasını taşımaktadır.

TASDİK

5- Şişli Kaymakamlığı 'da
6- 04.07.2012 günü
7- Yazı İşleri Müdürü Nejat AKGÜN tarafından
8- No 1873 ile tasdik edilmiştir.
9- Mühür/Damga 10 - İmza
....